UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2014

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-9936	EDISON INTERNATIONAL	California	95-4137452
1-2313	SOUTHERN CALIFORNIA EDISON COMPANY	California	95-1240335

2244 Walnut Grove Avenue (P.O. Box 976) Rosemead, California 91770 (Address of principal executive offices)	2244 Walnut Grove Avenue (P.O. Box 800) Rosemead, California 91770 (Address of principal executive offices)
(626) 302-2222 (Registrant's telephone number, including area code)	(626) 302-1212 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
At Edison International’s ("EIX'') and Southern California Edison Company's ("SCE") Annual Meeting of Shareholders on April 24, 2014, four matters for EIX and three matters for SCE were submitted to a vote of the respective shareholders: the election of eleven directors for EIX and twelve directors for SCE; ratification of the appointment of the independent registered public accounting firm; an advisory vote on executive compensation; and a shareholder proposal regarding an Independent Board Chairman (EIX only).
Shareholders elected eleven EIX nominees and twelve SCE nominees to the respective Boards of Directors. Each of the eleven EIX Director-nominees and twelve SCE Director-nominees received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum. The final vote results were as follows:

	For		Against		Abstentions		Broker Non-Votes
Name	EIX	SCE	EIX	SCE	EIX	SCE	EIX	SCE
Jagjeet S. Bindra	243,146,382	441,719,398	2,307,965	363,300	1,514,141	302,214	27,809,240	18,386,130
Vanessa C.L. Chang	242,999,952	441,740,212	2,416,764	350,484	1,551,772	294,216	27,809,240	18,386,130
Theodore F. Craver, Jr.	237,015,058	441,723,106	7,801,573	365,484	2,151,857	296,322	27,809,240	18,386,130
Bradford M. Freeman	240,927,652	441,726,010	4,695,351	373,986	1,345,485	284,916	27,809,240	18,386,130
Ronald L. Litzinger (SCE only)	N/A	441,700,540	N/A	381,120	N/A	303,252	N/A	18,386,130
Luis G. Nogales	240,762,581	441,721,894	5,052,139	379,338	1,153,768	283,680	27,809,240	18,386,130
Richard T. Schlosberg, III	240,690,938	441,722,266	4,783,353	373,134	1,494,197	289,512	27,809,240	18,386,130
Linda G. Stuntz	205,607,274	440,543,422	29,594,425	1,542,000	11,766,789	299,490	27,809,240	18,386,130
Thomas C. Sutton	241,156,366	441,692,266	4,703,764	401,238	1,108,358	291,408	27,809,240	18,386,130
Ellen O. Tauscher	243,258,672	441,641,014	2,564,425	445,884	1,145,391	298,014	27,809,240	18,386,130
Peter J. Taylor	243,583,488	441,697,030	2,225,090	367,668	1,159,910	320,214	27,809,240	18,386,130
Brett White	242,065,700	441,701,326	3,715,896	379,098	1,186,892	304,488	27,809,240	18,386,130

Shareholders of each of EIX and SCE voted on proposals to ratify the appointment of the independent registered public accounting firm, PricewaterhouseCoopers LLP, each of which received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, was adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	270,101,049	3,552,452	1,124,227	0
SCE	459,376,894	615,738	778,410	0

The advisory vote on each of the EIX's and SCE's executive compensation received the affirmative vote of at least a majority of the votes cast and the affirmative vote of at least a majority of the votes required to constitute a quorum, and was therefore adopted. The final vote results were as follows:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	231,741,408	12,463,655	2,762,979	27,809,686
SCE	441,004,534	954,222	426,156	18,386,130

The shareholder proposal regarding an independent Board Chairman (EIX only) did not receive the affirmative vote of a majority of the votes cast and was not adopted. The proposal received the following number of votes:

Company	For	Against	Abstentions	Broker Non-Votes
EIX	94,470,625	149,367,876	3,129,987	27,809,240

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EDISON INTERNATIONAL
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: April 28, 2014

SOUTHERN CALIFORNIA EDISON COMPANY
(Registrant)

/s/ Mark C. Clarke
Mark C. Clarke
Vice President and Controller

Date: April 28, 2014